UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 19, 2016

GREENWIND NRG INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-1537274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3221 Dominquez Avenue, Quezon City, Philippines	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-624-4793

Former Name or Former Address, if Changed Since Last Report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On September 19, 2016, upon completion of processing from the Financial Industry Regulatory Authority (FINRA), Greenwind NRG Inc. (the “Company”) effected a 4for 1 forward stock split of all of its issued and outstanding shares of common stock (the “Stock Split”). The Board of Directors of the Company had approved the Stock Split on September 1, 2016. The Stock Split increases the number of the Company’s issued and outstanding common stock to 47,600,000, from the current 11,900,000.   The Stock Split will not affect the number of the Company’s authorized common stock or its par value, which remain at 75,000,000 and $0.001 par value per share, respectively.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenwind NRG Inc.
a Nevada Corporation

Dated: September 19, 2016	By	/s/ Jerwin Alfiler
Jerwin Alfiler
President

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